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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 26, 2002
                                                         --------------



                          Beverly National Corporation
                          ----------------------------
                 (Name of small business issuer in its charter)


A Massachusetts Corporation              33-22224-B              04-2832201
---------------------------              ----------              ----------
(State or other jurisdiction of   (Commission file number)    (I.R.S.Employer
incorporation or Organization)                               Identification No.)

240 Cabot Street  Beverly, Massachusetts                          01915
------------------------------------------                        -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (978) 922-2l00
                                                   ---------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 1.      Changes in Control of Registrant
             --------------------------------

             None

Item 2.      Acquisition or Disposition of Assets
             ------------------------------------

             None

Item 3.      Bankruptcy or Receivership
             --------------------------

             None

Item 4.      Changes in Registrant's Certifying Accountant
             ---------------------------------------------

             None

Item 5.      Other Events
             ------------

             On March 26, 2002, Beverly National Corporation held its Annual Meeting of Shareholders, re-elected Mark B. Glovsky, Neiland J. Douglas, Jr. and Lawrence M. Smith to the Board of Directors of the Corporation for three (3) year terms and issued the enclosed press release relating to the anticipated retirement of Lawrence
             M. Smith, President and Chief Executive Officer on or before June 2003.

             The Annual Meeting of Shareholders of Beverly National Corporation was held on March 26, 2002. Shareholders voted on the election of Directors.

             The vote for re-electing each of the three (3) Directors listed below to serve for a term of three years is as follows:

                                                      Withholding
                                             For       Authority
                                          ---------   -----------

Mark B. Glovsky    Number of Shares:      1,063,809      8,773
                   Percentage of
                   Shares Voted:              64.59%      0.53%
                   Percentage of Shares
                   Entitled to Vote:          65.12%



                                                      Withholding
                                             For       Authority
                                          ---------   -----------

Neiland J.         Number of Shares:      1,063,809      8,773
Douglas, Jr.       Percentage of
                   Shares Voted:              64.59%      0.53%
                   Percentage of Shares
                   Entitled to Vote:          65.12%



                                                      Withholding
                                             For       Authority
                                          ---------   -----------

Lawrence J.        Number of Shares:      1,063,809      8,773
Smith              Percentage of
                   Shares Voted:              64.59%      0.53%
                   Percentage of Shares
                   Entitled to Vote:          65.12%


Item 6.      Resignation of Registrant's Directors

             None

Item 7.      Financial Statements and Exhibits

             (a) Financial Statements of Business Acquired

                 None

             (b) Pro Forma Financial Information

                 None

             (c) Exhibits

                 99.1   Press Release dated March 26, 2002

Item 8.      Changes in Fiscal Year

             None

Item 9.      Regulation FD Disclosure

             None

             Exhibit Index

             99.1  Press Release dated March 26, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Beverly National Corporation
                                                    Registrant


Dated:  March 26, 2002                     /s/ Peter E. Simonsen
        --------------                     ----------------------------
                                           Peter E. Simonsen
                                           Treasurer, Principal Financial
                                           & Accounting Officer